Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINICAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), James W. Dennis, the Chief Executive Officer of HealtheTech, Inc. (the “Company”), and Rick Fresia, the Vice President Finance of the Company, each hereby certifies that, to the best of his knowledge:

1.	The Company’s Quarterly Report on Form 10-Q, as amended by this Form 10-Q/A, for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2004

/s/ James W. Dennis	/s/ Rick Fresia
James W. Dennis Chairman and Chief Executive Officer (Principal Executive Officer)	Rick Fresia Vice President Finance (Principal Financial and Accounting Officer)